Exhibit 10.1

STOCK VOTING AGREEMENT

STOCK VOTING AGREEMENT, dated as of                           , 20     (this “Agreement”), is by and among the undersigned stockholder (the “Stockholder”), and Cano Petroleum, Inc., a Delaware corporation (the “Company”).

WHEREAS, concurrently herewith, Resaca Exploitation, Inc., a Texas corporation (“Resaca”), Resaca Acquisition Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Resaca (“Merger Sub”), and the Company are entering into an Agreement and Plan of Merger of even date herewith (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into Company (the “Merger”).  Each capitalized term used herein and not otherwise defined shall have the meaning set forth in the Merger Agreement;

WHEREAS, the Stockholder, as of the date hereof, has Beneficial Ownership, as defined in Section 6 hereof, of the number of shares of Series D Convertible Preferred Stock, no par value per share, of the Company (“Company Preferred Stock”) set forth on Exhibit A hereto (together with any shares of Company Preferred Stock or common stock, par value $0.0001 per share, of the Company (“Company Common Stock”) acquired by the Stockholder after the date hereof and prior to the termination of this Agreement whether upon the exercise of options, warrants or rights, the conversion or exchange of convertible or exchangeable shares, or by means of purchase, dividend, distribution or otherwise, hereinafter collectively referred to as the “Shares”); and

WHEREAS, the Company has required, as condition to it entering into the Merger Agreement, that the Stockholder enter into this Agreement.

NOW, THEREFORE, in consideration of the Company’s execution of the Merger Agreement and the mutual covenants and agreements herein contained and other good and valuable consideration, and intending to be legally bound hereby, it is agreed as follows:

1.                                       Vote.

1.1                                 Agreement to Vote.  The Stockholder hereby revokes any and all previous proxies with respect to the Stockholder’s Shares and irrevocably agrees to vote and otherwise act (including pursuant to written consent) with respect to all of such Shares:  (i) in favor of the amendment to the Certificate of Designations, Preferences and Rights of Series D Convertible Preferred Stock of the Company, filed with the Secretary of State of Delaware on August 31, 2006 (the “Original Certificate”), attached hereto as Exhibit B (the “Amendment”), (ii) in favor of the adoption and approval of the Merger Agreement (or any amended version or versions of the Merger Agreement, and (iii) in accordance with the recommendation of the Board of Directors of the Company in connection with any Target Acquisition Proposal, and, in each case, take all actions required in furtherance thereof, at any meeting or meetings of the stockholders of the Company, and at any adjournment, postponement or continuation thereof, at which the such matter is submitted for the consideration and vote of the stockholders of the Company.  The Stockholder shall not enter into any agreement or understanding with any person or entity the effect of which would be inconsistent or violative of the provisions and agreements contained in this Section 1.  The obligations of the Stockholder under this Section 1 shall remain in effect with respect to the Shares until, and shall terminate upon, the earlier to occur of the Effective Time or the termination of the Merger Agreement in accordance with its terms.  The Stockholder hereby agrees to execute such additional documents as the Company may reasonably request to effectuate the foregoing.

1.2                                 Irrevocable Proxy.  Concurrently with the execution of this Agreement, the Stockholder agrees to deliver to the Company a proxy in the form attached hereto as Exhibit C (the “Proxy”), which shall be irrevocable to the fullest extent permissible by applicable law, with respect to the Shares.

2.                                       Representations and Warranties of the Stockholder.  The Stockholder represents and warrants to the Company as follows:

2.1                                 Ownership of Shares.  On the date hereof, the Shares are all of the Shares currently Beneficially Owned by the Stockholder.  The Stockholder has sole voting power and sole power to issue instructions with respect to the matters set forth in Section 1 hereof, sole power of disposition, sole power of conversion and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Shares set forth on Exhibit A hereto, with no limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the terms of this Agreement.  The Stockholder currently has, and at all times during the term hereof will have, good, valid and marketable title to the Shares, free and clear of all liens, encumbrances and security interests (other than the encumbrances created by this Agreement and other than restrictions on transfer under applicable federal and state securities laws) and free of other restrictions, options, rights to purchase or other claims that would adversely affect the ability of the Stockholder to perform its obligations hereunder or pursuant to which the Stockholder could be required to sell, assign or otherwise transfer the Shares.

2.2                                 Authority; Binding Agreement.  The Stockholder has the full legal right, power and authority to enter into and perform all of its obligations under this Agreement. This Agreement has been duly executed and delivered by the Stockholder and constitutes a legal, valid and binding agreement of the Stockholder, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors’ rights and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).  Neither the execution and delivery of this Agreement nor the consummation by the Stockholder of the transactions contemplated hereby will (i) violate, or require any consent, approval or notice under, any provision of any judgment, order, decree, statute, law, rule or regulation applicable to the Stockholder or the Shares or (ii) constitute a violation of, conflict with or constitute a default under, any contract, commitment, agreement, understanding, arrangement or other restriction of any kind to which the Stockholder is a party or by which the Stockholder is bound, in each case the effect of which would adversely affect the ability of the Stockholder to perform his obligations hereunder.

3.                                       Certain Covenants of the Stockholder.  Except in accordance with the provisions of this Agreement, the Stockholder agrees with and covenants to the Company as follows:

3.1                                 Transfer.  Prior to the termination of this Agreement, except as otherwise provided herein, the Stockholder shall not:  (i) transfer (which term shall include, without limitation, for the purposes of this Agreement, any sale, gift, pledge, assignment, encumbrance or other disposition), whether directly or indirectly (including by operation of law), or consent to any transfer of, any or all of the Shares or any interest therein, except pursuant to the Merger; (ii) grant any proxies, powers-of-attorney or other authorizations or consents with respect to the Shares, deposit the Shares into a voting trust or enter into a voting agreement or similar arrangement with respect to the Shares; or (iii) enter into any contract, option or other agreement or understanding with respect to any transfer of any or all such Shares or any interest therein.

3.2                                 Stop Transfer.  The Stockholder hereby agrees with and covenants to each other party hereto that the Stockholder shall not request that the Company register the transfer (book entry or otherwise) of any certificate or uncertified interest representing any of its Shares, unless such transfer is

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made in compliance with this Agreement.

3.3                                 Notifications.  The Stockholder shall, while this Agreement is in effect, notify the Company promptly, but in no event later than two business days, of the number of any shares of Company Common Stock acquired by the Stockholder after the date hereof.

3.4                                 Waiver of Claims.  The Stockholder agrees that it will not bring, commence, institute, maintain, prosecute, participate in or voluntarily aid any action, claim, suit or cause of action, in law or in equity, in any court or before any governmental entity, which challenges the validity of or seeks to enjoin the operation of any provision of this Agreement; provided, that the Stockholder may defend against, contest or settle any such action, claim, suit or cause of action brought against the Stockholder that relates to the Stockholder’s capacity as a director or officer of the Company.

3.5                                 Appraisal Rights.  To the extent permitted by applicable law, the Stockholder shall not exercise any rights (including, without limitation, under Section 262 of the DGCL) to demand appraisal of any Shares that may arise with respect to the Merger.

3.6                                 Additional Voting Agreements.  If requested by the Company, the Stockholder agrees to use its commercially reasonable efforts to cause the other beneficial owners of any shares of capital stock of the Company over which the Stockholder has shared voting or dispositive power (such shares, the “Shared Securities”) to execute stock voting agreements and Irrevocable Proxies, in substantially similar form to this Agreement and the Irrevocable Proxy attached hereto, prior to the Effective Time.  If not so requested by the Company, the Stockholder nonetheless agrees to use its commercially reasonable efforts to cause the Shared Securities to be voted in a manner consistent with this Agreement.

4.                                       Effect of Purported Transfer.  The Company agrees with, and covenants with, the Stockholder that the Company shall not register the transfer (book entry or otherwise) of any certificate or uncertified interest representing any of the Shares, unless such transfer is made in compliance with this Agreement.  The parties hereto agree that any transfer of the Shares made other than in compliance with this Agreement shall be null and void.  Any such transfer shall convey no interest in any of the Shares purported to be transferred, and the transferee shall not be deemed to be a stockholder of the Company nor entitled to receive a new share certificate or any rights, dividends or other distributions on or with respect to such Shares.

5.                                       Termination. This Agreement shall terminate, and neither the Company nor the Stockholder shall have any rights or obligations hereunder, and this Agreement shall become null and void and have no effect on the earlier of (i) the Effective Time, (ii) upon the termination of the Merger Agreement in accordance with its terms, (iii) upon any amendment, modification or supplement to the Merger Agreement or any waiver by any party thereto that is individually or in the aggregate adverse to the interests of the Stockholder without the prior written consent of the Stockholder, or (iv) the failure of Resaca to assume the Company’s obligations under the Transaction Documents (as defined in the Original Certificate) to the extent not otherwise eliminated pursuant to proposed Section (23) of the Amendment with respect to the Merger.

6.                                       Definitions.  For the purposes of this Agreement:

6.1                                 “Beneficial Ownership” or “Beneficial Owner” with respect to any securities shall mean having “beneficial ownership” of such securities (as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934 (the “Exchange Act”), including pursuant to any agreement, arrangement or understanding, whether or not in writing; provided, however, that notwithstanding Rule 13d-3 under the Exchange Act, “Beneficial Ownership” or “Beneficial Owner” for purposes of this

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Agreement shall include only those securities over which the Stockholder has sole voting and dispositive power.  Without duplicative counting of the same security by the same holder, securities Beneficially Owned by a Person shall include securities Beneficially Owned by all other Persons with whom such Person would constitute a “group” as within the meaning of Section 13(d)(3) of the Exchange Act.

6.2                                 “Person” shall mean an individual, corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

7.                                       Miscellaneous.

7.1                                 Notices.  Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, telegraphed or telecopied or sent by certified or registered mail, postage prepaid, and shall be deemed to be given, dated and received (i) when so delivered personally, (ii) upon receipt of an appropriate electronic answerback or confirmation when so delivered by telegraph or telecopy (to such number specified below or another number or numbers as such person may subsequently designate by notice given hereunder), or (iii) five business days after the date of mailing to the following address or to such other address or addresses as such person may subsequently designate by notice given hereunder, if so delivered by mail:

If to the Company:	Cano Petroleum, Inc.
Burnett Plaza
801 Cherry St., Suite 3200
Fort Worth, Texas 76102
Telephone: (817) 698-0900
Facsimile: (817) 334-0222
Attention: Phillip B. Feiner, Esq., General Counsel

with a copy to:	Thompson & Knight LLP
1722 Routh Street
Suite 1500
Dallas, Texas 75201-2533
Telephone: (214) 969-1303
Facsimile: (214) 999-1695
Attention: Wesley P. Williams

If to the Stockholder: at the address set forth on Exhibit A

7.2                                 Tax Matters.  The parties agree to treat the exchange of Company Preferred Stock for Parent Series A Shares as qualifying for non-recognition of gain or loss for federal and any applicable state or local income tax purposes, except to the extent of payments received for accrued dividends, and further agree to file all U.S. federal, state and local income tax and information returns and reports consistent with such treatment unless and until the occurrence of a “determination” to the contrary under section 1313 of the Internal Revenue Code of 1986, as amended.

7.3                                 Further Actions.  Each of the parties hereto agrees that it will use its commercially reasonable efforts to do all things necessary to effectuate this Agreement.  The Stockholder and the Company hereby covenant and agree to execute and deliver any additional documents reasonably necessary or desirable to carry out the purpose and intent of this Agreement.

7.4                                 Entire Agreement.  This Agreement, together with the documents expressly referred to herein, constitutes the entire agreement, and supersedes all prior agreements and understandings, both

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written and oral, among the parties with respect to the subject matter hereof.

7.5                                 Amendments.  This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by the parties hereto.  The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

7.6                                 Expenses.  All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.  Notwithstanding the foregoing, the Company will reimburse to Stockholder its reasonable out-of-pocket expenses (including attorneys fees, etc.).

7.7                                 Specific Performance.  Each of the parties hereto acknowledges and agrees that in the event of any breach of this Agreement, each non-breaching party would be irreparably and immediately harmed and could not be made whole by monetary damages. It is accordingly agreed that the parties hereto (i) will waive, in any action for specific performance, the defense of adequacy of a remedy at law and (ii) shall be entitled, in addition to any other remedy to which they may be entitled at law or in equity, including monetary damages, to compel specific performance of this Agreement without the necessity of posting bond or proving actual damages.

7.8                                 Assignment.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and personal representatives, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties without the prior written consent of the other parties.

7.9                                 Governing Law.  This Agreement shall be governed and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

7.10                           Counterparts.  This Agreement may be executed manually or by facsimile in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when a counterpart hereof shall have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

7.11                           Severability.  Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.  If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

7.12                           Effect of Headings. The section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the date and year first above written.

CANO PETROLEUM, INC.

By:
Name: Benjamin Daitch
Title: Chief Financial Officer

(Printed Name of Stockholder)

By:
Name:
Title:

SIGNATURE PAGE TO STOCK VOTING AGREEMENT

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EXHIBIT A

Stock Ownership and Address Notice List

Beneficial Ownership:	shares of Company Preferred Stock
shares of Company Common Stock, acquirable upon conversion of the Company Preferred Stock.

Address for Notices:

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EXHIBIT B

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF DESIGNATIONS, PREFERENCES

AND RIGHTS OF SERIES D CONVERTIBLE PREFERRED STOCK

OF

CANO PETROLEUM, INC.

Cano Petroleum, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Company”), DOES HEREBY CERTIFY as follows:

FIRST:  That the Board of Directors of the Company, at a duly convened meeting on September 29, 2009, duly adopted resolutions approving and adopting the amendments set forth below to the Certificate of Designations of Series D Convertible Preferred Stock of the Company (the “Certificate of Designations”), and that such amendments have been approved and adopted by the requisite number of existing holders of the Common Stock and the Series D Convertible Preferred Stock of the Company.

SECOND:  That the amendments set forth below have been duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

THIRD: That the Certificate of Designations is hereby amended as follows:

A.                                   The following is added as Section (23) of the Certificate of Designations:

Notwithstanding anything to the contrary contained in the Transaction Documents, the holders of the Preferred Shares shall have none of the preferences, rights, privileges or powers of, or restrictions provided for the benefit of, the Preferred Shares contained in the Transaction Documents relating to, arising out of or caused by the execution and delivery of that certain Agreement and Plan of Merger dated September 29, 2009, by and among Resaca Exploitation, Inc., a Texas corporation (“Resaca”), Resaca Acquisition Sub, Inc., a Delaware corporation and the Company (the “Merger Agreement”) and the consummation of the transactions contemplated thereby (the “Merger”) (including, without limitation, any rights to require the Company to redeem any of the Preferred Shares or notice, voting or consent rights), except to receive the Preferred Conversion Consideration (as such term is defined in the Merger Agreement) pursuant to the terms of the Merger Agreement and such other rights (including registration rights and preemptive rights having terms consistent with those presently contained in the Transaction Documents) not inconsistent with the foregoing as shall be reasonably acceptable to the Company, Resaca and the Required Holders.  In the event that (i) the Merger Agreement is terminated in accordance with its terms, (ii) the Merger Agreement is amended, modified or

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supplemented or any waiver is given by any party thereto that is individually or in the aggregate adverse to the interests of the holders of the Preferred Shares without the prior written consent of the Required Holders or (iii) Parent fails to assume the Company’s obligations under the Transaction Documents to the extent not otherwise eliminated pursuant to this Section (23) with respect to the Merger, this Section (23) shall be inoperative and of no force or effect.

IN WITNESS WHEREOF, the Company has caused this Certificate of Amendment to be signed by S. Jeffrey Johnson, its Chairman of the Board of Directors and Chief Executive Officer, as of the        day of                         , 2009.

CANO PETROLEUM, INC.

By:
Name:	S. Jeffrey Johnson,
Title:	Chairman of the Board of Directors and Chief Executive Officer

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EXHIBIT C

Irrevocable Proxy

The undersigned stockholder of Cano Petroleum, Inc., a Delaware corporation (the “Company”), hereby irrevocably (to the fullest extent permitted by law) appoints the directors on the board of directors of the Company, and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of the Company that now or hereafter may be beneficially owned by the undersigned, and any and all other shares or securities of the Company issued or issuable in respect thereof on or after the date hereof (collectively, the “Shares”) in accordance with the terms of this Proxy.  The Shares beneficially owned by the undersigned stockholder of the Company as of the date of this Proxy are listed on the final page of this Proxy.  Upon the execution of this Proxy by the undersigned, any and all prior proxies given by the undersigned with respect to any Shares shall be revoked and the undersigned hereby agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date (as defined below).

This Proxy is irrevocable (to the fullest extent permitted by law), is coupled with an interest and is granted pursuant to the Stock Voting Agreement of even date herewith by and between the Company and the undersigned stockholder (the “Stock Voting Agreement”), and is granted in consideration of the Company entering into the Agreement and Plan of Merger (the “Merger Agreement”), by and among the Resaca, Merger Sub and the Company, which provides for the merger of Merger Sub with and into the Company, with the Company being the surviving corporation (the “Merger”).  This Proxy shall terminate and be of no further force and effect automatically upon the Expiration Date.  As used herein, the term “Expiration Date” shall mean the date that the Stock Voting Agreement terminates in accordance with its terms.

The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned’s attorney and proxy to vote the Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents) (i) in favor of the Amendment (as such term is defined in the Stock Voting Agreement) and (ii) in favor of the adoption and approval of the Merger Agreement (or any amended version or versions of the Merger Agreement), and all actions required in furtherance thereof, at any meeting or meetings of the stockholders of the Company, and at any adjournment, postponement or continuation thereof, at which the Amendment and/or the Merger Agreement (or any amended version or versions of the Merger Agreement) are submitted for the consideration and vote of the stockholders of the Company.

The attorneys and proxies named above may not exercise this Proxy to vote, consent or act on any other matter except as provided above.  The undersigned stockholder may vote the Shares on all other matters.

Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

[Remainder of Page Intentionally Left Blank]

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Dated:

Signature of Stockholder:

1.	Print Name of Stockholder:

2.	Shares beneficially owned:

shares of Company Preferred Stock

shares of Company Common Stock

shares of Company Common Stock issuable upon the exercise of outstanding options, warrants or other rights (including upon conversion shares of Company Preferred Stock)

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